UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): October 27, 2000


                          SYNTHONICS TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    000-24109          87-0302620
-----------------------------       -------------    ------------------
(State or Other Jurisdiction        (Commission        (IRS Employer
     of incorporation)              File Number)     Identification No.)



 31324 Via Colinas, Suite 106, Westlake Village, California         91362
------------------------------------------------------------      ----------
        (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code (818) 707-6000

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

     On October 27, 2000, the Registrant issued a Press Release, announcing that on October 23, 2000, the Registrant filed a voluntary petition under chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Press Release.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1  News Release dated October 27, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNTHONICS TECHNOLOGIES, INC.

Dated: October 27, 2000                 /s/ Charles S. Palm
                                        ---------------------------------------
                                        By:  Charles S. Palm
                                        Its: President and CEO

                                       2